T. Rowe Price Institutional International Bond Fund

T. Rowe Price International Bond Fund

T. Rowe Price International Bond Fund–Advisor Class

Supplement to Prospectus dated May 1, 2012

In section 1, the portfolio manager table under “Management” for the International Bond Fund and Institutional International Bond Fund is supplemented as follows:

Effective November 1, 2012, Christopher J. Rothery will become the fund’s co-portfolio manager along with Ian D. Kelson and will become co-chairman of the fund’s Investment Advisory Committee.

In section 3, the paragraph under “Portfolio Management” relating to the Investment Advisory Committee for the International Bond Fund and Institutional International Bond Fund is supplemented as follows:

Effective November 1, 2012, Christopher J. Rothery will become co-chairman of the fund’s Investment Advisory Committee along with Mr. Kelson. Mr. Rothery joined the Firm in 1994 and his investment experience dates from 1987. He has served as a portfolio manager for various global fixed income strategies managed by the Firm throughout the past five years.

The date of this supplement is November 1, 2012.

C101-041 11/1/12